                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                            Software Spectrum, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (4)  Date Filed:

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
NOTICE OF ANNUAL MEETING
ON SEPTEMBER 21, 2000
AND PROXY STATEMENT


                                                  [SOFTWARE SPECTRUM, INC. LOGO]






                             SOFTWARE SPECTRUM, INC.
                               2140 MERRITT DRIVE
                              GARLAND, TEXAS 75041

                                AUGUST 16, 2000



Dear Shareholder:

     We invite you to attend our Annual Meeting of Shareholders on Thursday, September 21, 2000, at 10:00 a.m. Central time in Garland, Texas. At the meeting, you will hear a report on our operations and have a chance to meet a number of our directors and officers.

     This booklet includes the formal notice of the Annual Meeting and the Proxy Statement. The Proxy Statement tells you about the agenda and procedures for the meeting. It also describes how the Board operates, gives personal information about our directors, and provides other information about Software Spectrum.

     Our Proxy Statement is being written in "Plain English" this year. "Plain English" is a new format, created by the Securities and Exchange Commission, that is designed to make documents easier to read. We hope that you agree and that you find our proxy statement easy to read and understand.

     Even if you have only a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date, and return your proxy card promptly in the enclosed envelope, even if you plan to attend the meeting.

                                        Sincerely,



                                        Judy C. Odom
                                        Chairman & Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           OF SOFTWARE SPECTRUM, INC.


Date:
          Thursday, September 21, 2000


Time:
          10:00 a.m., Central Time


Place:
          Software Spectrum, Inc.
          2140 Merritt Drive
          Garland, Texas  75041


Purpose:

          o    To elect two Class III directors;

          o To approve the adoption of Amendment No. 1 to Software Spectrum's Amended and Restated Employee Stock Purchase Plan; and

          o    To conduct other business that may properly be raised.


          Only shareholders of record on August 4, 2000 may vote at the meeting.


          WE CORDIALLY INVITE YOU TO ATTEND THE MEETING IN PERSON. EVEN IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU RETURN YOUR PROXY AND LATER DECIDE THAT YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.


                                        Sincerely,


                                        Robert D. Graham
                                        Secretary

Garland, Texas
August 16, 2000

TABLE OF CONTENTS                                                                                PAGE
-----------------------------------------------------------------------------------------------------
GENERAL QUESTIONS AND ANSWERS                                                                     1

STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS                                                         2

STOCK OWNERSHIP OF MANAGEMENT                                                                     3

PROPOSAL ONE - ELECTION OF DIRECTORS                                                              4

         Nominees for Class III Directors (Terms expiring in 2000)                                4

         Continuing Class I Directors (Terms expiring in 2001)                                    4

         Continuing Class II Directors (Terms expiring in 2002)                                   5

         Meetings of the Board and its Committees                                                 5

PROPOSAL TWO - ADOPTION OF AMENDMENT NO. 1 TO THE AMENDED AND RESTATED
     EMPLOYEE STOCK PURCHASE PLAN                                                                 6

EXECUTIVE COMPENSATION TABLES                                                                     8

         Summary Executive Compensation Tables                                                    8

         Option Grants in Last Fiscal Year                                                        9

         Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values         9

         Management Continuity Agreements                                                         9

         Compensation of Directors                                                                11

         Compensation Committee Interlocks and Insider Participation                              11

         Compliance with Section  16(a) of the Securities Exchange Act of 1934                    11

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION                                           11

STOCK PERFORMANCE GRAPH                                                                           13

ADDITIONAL INFORMATION                                                                            14

APPENDIX A - AMENDMENT NO. 1 TO THE SOFTWARE SPECTRUM, INC. AMENDED AND RESTATED
     EMPLOYEE STOCK PURCHASE PLAN

GENERAL QUESTIONS AND ANSWERS

Q: WHO IS ENTITLED TO VOTE?

A: Software Spectrum shareholders of record at the close of business on August 4, 2000 (the record date) may vote.

Q: WHY AM I RECEIVING THIS PROXY STATEMENT?

A: Our Board of Directors is furnishing this proxy statement to our shareholders as of August 4, 2000 in connection with the solicitation of proxies to be voted at our annual meeting of shareholders, or at any adjournment of the meeting, for the purposes set forth in the Notice of Annual Meeting at the beginning of this booklet.

Q: HOW DO I VOTE?

A: You may vote by signing, dating, and completing the enclosed proxy card and returning it in the enclosed self-addressed envelope by mail or by attending the meeting and voting in person. We recommend you vote by proxy even if you plan to attend the meeting; you can always change your vote at the meeting if you desire.

Q: HOW DO PROXIES WORK?

A: The Board of Directors of Software Spectrum is asking for your proxy. The proxy solicitation may be in person or by mail, telephone, or telegram by directors, officers, employees, or other authorized designees of Software Spectrum. Giving your proxy to the persons named by us means you authorize them to vote your shares at the meeting in the manner you direct. You may vote for all, some, or none of our director candidates.

If you sign and return the enclosed proxy card but do not specify how to vote, your shares will be voted FOR the election of all of our director candidates, FOR the adoption of Amendment No. 1 to the Amended and Restated Employee Stock Purchase Plan, and in the transaction of such other business as may properly come before the meeting or any adjournment(s) of the meeting.

You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you also hold shares through a broker or someone else, you may also get material from them asking how you want to vote. Please respond to all of these requests.

Q: HOW WILL VOTING ON OTHER BUSINESS BE CONDUCTED?

A: Our Board knows of no business that will be presented for consideration at the Annual Meeting, other than the matters referred to in the Notice of Annual Meeting of Shareholders. If any other matters are properly brought before the meeting, the persons named as proxies will vote in accordance with their judgment.

Q: HOW CAN I REVOKE OR CHANGE MY VOTE?

A: You may change or revoke your proxy before it is voted by submitting a new proxy with a later date, voting in person at the meeting, or by delivering to our Secretary a written notice of your change or revocation at the address listed under QUESTIONS on page 14 of this proxy statement before your proxy is voted at the meeting.

Q: WHAT IS A "QUORUM"?

A: In order to carry on the business of the meeting, we must have a "quorum," or a majority of the outstanding shares represented at the meeting. The person with the right to vote the shares must be present at the meeting or represented by proxy. Shares owned by Software Spectrum (treasury shares) are not voted and do not count for this purpose.

If a quorum is not represented at the meeting, the shareholders entitled to vote have the power to adjourn the meeting without notice, other than an announcement at the meeting, until a quorum is represented. Abstentions and broker non-votes (when a broker holding shares for clients in street name is not permitted to vote on certain matters without the client's instructions) are counted for purposes of determining if a quorum is represented for the transaction of business. However, abstentions and broker non-votes are not counted in the election of directors and will have no effect on the election of directors except to the extent that they affect the total votes received by a candidate. On matters other than the election of directors, abstentions will be counted as votes cast, which will have the same effect as a negative vote on such matter.

Q: WHO CAN ATTEND THE MEETING IN PERSON?

A: Only shareholders, their proxy holders, and invited guests may attend the meeting. If you wish to vote in person and your shares are held by a stockbroker, you will need to obtain a proxy from the stockbroker authorizing you to vote your shares held in the stockbroker's name.

Q: HOW MANY SHARES ARE OUTSTANDING AND HOW MANY SHARES CAN I VOTE?

A: As of the close of business on August 4, 2000, 3,681,493 shares of common stock were issued and outstanding. Every shareholder is entitled to one (1) vote for each share of common stock held.


Q: WHEN WAS THIS PROXY STATEMENT MAILED TO SHAREHOLDERS?

A: This proxy statement was first mailed to shareholders on or about August 16, 2000.

STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS

In the table below, we show you how much of our common stock was beneficially owned on July 14, 2000 by each person we know to beneficially own more than 5% of our common stock.

Name and Address                                     Shares                       Percent
of Beneficial Owner                          Beneficially Owned(1)                of Class
-------------------                          ---------------------                --------
Judy C. Odom(2)                                   359,264(7)                        9.64%

Private Capital Management, Inc.                  855,953(8)                       23.27
and Bruce S. Sherman(3)

Edward P. Grace III(4)                            281,757(9)                        7.66

Dimensional Fund Advisors(5)                      257,600(10)                       7.00

Chatterjee Fund Management(6)                     208,200(11)                       5.66

----------

(1) Unless otherwise indicated, to our knowledge, the owner of all shares reflected in the table above owns such shares directly and has sole voting and investment power with respect to such shares.

(2)  Ms. Odom's address is 2140 Merritt Drive, Garland, Texas 75041.

(3) The address of Private Capital Management, Inc. and Mr. Sherman is 3003 Tamiami Trail North, Naples, Florida 33940.

(4) Mr. Grace's address is Sun Trust Center, Suite 1850, South Orange Avenue, Orlando, Florida 32801.

(5) The address of Dimensional Fund Advisors is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(6) The address of Chatterjee Fund Management is 888 Seventh Avenue, New York, New York 10106.

(7) Includes 50,000 shares that are subject to options exercisable within 60 days of July 14, 2000.

(8) This information is based on a Schedule 13G/A of Private Capital Management, Inc., SPS Partners, L.P., Bruce S. Sherman and certain other persons, dated February 15, 2000. Mr. Sherman is president of Private Capital Management and managing general partner of SPS Partners. He exercises shared dispositive power with each such entity.

(9) This information is based on a Schedule 13D/A of Edward P. Grace III, dated November 29, 1999.

(10) This information is based on a Schedule 13G of Dimensional Fund Advisors, dated February 3, 2000. Dimensional Fund Advisors is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and disclaims beneficial ownership of such shares.

(11) This information is based on a Schedule 13G of Chatterjee Fund Management, Dr. Purnendu Chatterjee and certain other entities, dated April 19, 2000. Dr. Chatterjee is the sole general partner of Chatterjee Fund Management and manages and/or controls each of the other entities included in the
     Schedule 13G. Each entity states in the Schedule 13G that it exercises sole voting and dispositive power over the shares held by it, and each disclaims beneficial ownership of shares held by the other entities.

STOCK OWNERSHIP OF MANAGEMENT

In the table below, we show you how much of our common stock was beneficially owned on July 14, 2000 by each director and nominee and each of the chief executive officer and the four other most highly paid executive officers of Software Spectrum, and by all directors and executive officers as a group.

                                                    Shares                      Percent
Name of Beneficial Owner                    Beneficially Owned(1)               of Class
------------------------                    ----------------------              --------
Judy C. Odom, Chairman and                         359,264(2)                    9.64%
  and Chief Executive Officer

Frank Tindle, Director                             114,427(3)                    3.10

Mellon C. Baird, Director                           10,110(4)                    *

Brian N. Dickie, Director                            4,500(5)                    *

Keith R. Coogan, President,                         38,011(6)                    1.02
  Chief Operating Officer and Director

Roger J. King, President of Product                 51,419(7)                    1.39
  Services and Executive Vice President
 of Sales and Marketing

Robert D. Graham, Vice President                    18,060(8)                    *
  Strategic Relationships, General
  Counsel and Secretary

James W. Brown, Vice President                       6,222(9)                    *
   and Chief Financial Officer

All directors and executive officers               647,858(10)                  17.61
  as a group (12 persons)

----------

*    Indicates less than one percent.

(1) Unless otherwise indicated, to our knowledge, the owner of all shares reflected in the table above owns such shares directly and has sole voting and investment power with respect to such shares.

(2) Includes 50,000 shares that are subject to options exercisable within 60 days of July 14, 2000.

(3) Mr. Tindle and his spouse, as tenants-in-common, jointly hold all such shares, and Mr. Tindle has shared investment and voting power for these shares. Includes 9,000 shares that are subject to options exercisable within 60 days of July 14, 2000.

(4) Includes 9,000 shares that are subject to options exercisable within 60 days of July 14, 2000.

(5) Includes 2,000 shares that are subject to options exercisable within 60 days of July 14, 2000.

(6) Includes 32,000 shares that are subject to options exercisable within 60 days of July 14, 2000.

(7) Includes 28,400 shares that are subject to options exercisable within 60 days of July 14, 2000.

(8) Includes 16,400 shares that are subject to options exercisable within 60 days of July 14, 2000.

(9) Includes 5,600 shares that are subject to options exercisable within 60 days of July 14, 2000.

(10) Includes 194,200 shares that are subject to options exercisable within 60 days of July 14, 2000.

PROPOSAL ONE
ELECTION OF DIRECTORS


The Board of Directors of Software Spectrum has nominated the two director candidates named below.

The role of the Board of Directors is to oversee the management of Software Spectrum on your behalf. The Board reviews Software Spectrum's long-term strategic plans and exercises direct decision-making authority on key issues. Just as important, the Board chooses our officers, sets the scope of their authority to manage our daily operations, and evaluates their performance.

Three of Software Spectrum's five directors, including one of our two nominees, are Independent Directors. "Independent Directors" are not officers or employees of Software Spectrum or any of its affiliates.

The Software Spectrum charter and bylaws provide for three classes of directors. The directors in each class serve staggered three-year terms that expire at the annual meeting of shareholders three years following their election.

The Software Spectrum Board has nominated for re-election the two persons currently serving as Class III directors. If elected, these two people will serve until the Annual Meeting of Shareholders in 2003. Personal information on these nominees, and on each of our other directors, is given on the following pages.

You may not vote your proxy for more than two nominees.

The Board has no reason to believe that the nominees will be unable or unwilling to serve if re-elected, but if a nominee becomes unavailable to serve, your proxy card authorizes the named proxies to vote for a replacement nominee if the Board names one.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING NOMINEES FOR CLASS III DIRECTORS.

            NOMINEES FOR CLASS III DIRECTORS (TERMS EXPIRING IN 2000)

JUDY C. ODOM             Ms. Odom is a co-founder of Software Spectrum and has
Age 47                   been a director since its inception in 1983. She served
                         as Treasurer from 1983 to October 1990, as Vice
                         President from April 1987 to April 1988, and has served
                         as Chief Executive Officer since April 1988 and
                         Chairman of the Board since July 1992. From April 1996
                         to May 1998, Ms. Odom also served as our President.
                         From 1977 to 1985, Ms. Odom was employed by the
                         national accounting firm of Grant Thornton LLP, where
                         she last served as an audit partner. Ms. Odom is a
                         Certified Public Accountant.

FRANK TINDLE             Mr. Tindle is a co-founder of Software Spectrum and has
Age 48                   been a director since 1983. From 1983 to April 1992, he
                         served as Vice President. From 1980 to 1983, Mr. Tindle
                         was the principal accounting officer of Southmark
                         Corporation, and prior to joining Southmark, he was
                         employed by the national accounting firms of Grant
                         Thornton LLP and Ernst & Young LLP. Mr. Tindle is a
                         Certified Public Accountant.

              CONTINUING CLASS I DIRECTORS (TERMS EXPIRING IN 2001)

MELLON C. BAIRD          Mr. Baird has been a director of Software Spectrum
Age 69                   since June 1991. He has been President and Chief
                         Executive Officer of Titan Systems Corporation, a
                         wholly owned subsidiary of Titan Corporation, since its
                         merger with Delfin Systems in September 1998. Titan is
                         a developer and supplier of information and
                         communication systems, products, and services for
                         government and commercial markets. Prior to the merger,
                         Mr. Baird had served as President and Chief Executive
                         Officer of Delfin Systems since November 1990 and as
                         Chairman of the Board since April 1991. He also serves
                         as a director of EDO Corporation and of Hawker Pacific
                         Aerospace. From September 1986 to December 1987, Mr.
                         Baird served as President, Chief Operating Officer, and
                         a director of Tracor, Inc. From January 1988, after
                         Tracor, Inc. became a subsidiary of privately-held
                         Westmark Systems, Inc., until December 1989, he served
                         as President and Chief Executive Officer of this
                         diversified technological products and services
                         company. Mr. Baird served as President of the Defense
                         and Electronics Group of Eaton Corporation from 1982 to
                         September 1986.

KEITH R. COOGAN          Mr. Coogan has been a director of Software Spectrum
Age 48                   since August 1998. He was named President in May 1998
                         and has been Chief Operating Officer since April 1996.
                         Mr. Coogan served as Executive Vice President from
                         April 1996 to May 1998 and has been a Vice President
                         since October 1990. He served as Secretary from May
                         1991 to July 1992 and as Treasurer from October 1990 to
                         March 1992. From May 1989 until joining Software
                         Spectrum, Mr. Coogan served as Vice President of
                         Finance for Leather Center Holdings Inc., a privately
                         held manufacturer and retailer of leather furniture.
                         From January 1986 to May 1989, he was Vice President
                         and Chief Financial Officer of Trinity Texas
                         Corporation and Ward Hunt Investments, both of which
                         were privately held real estate sales and development
                         organizations. Mr. Coogan is a Certified Public
                         Accountant.

             CONTINUING CLASS II DIRECTORS (TERMS EXPIRING IN 2002)

BRIAN N. DICKIE          Mr. Dickie has been a director of Software Spectrum
Age 45                   since June 1999. He is Group President of TXU Energy,
                         the unregulated U.S. energy and telecommunications
                         businesses of TXU Corp., a global energy services
                         company. He is also responsible for TXU Australia and
                         is a member of the parent policy committee. Prior to
                         joining TXU in early 1999, Mr. Dickie served as Chief
                         Operating Officer of Booz Allen & Hamilton Inc., a
                         global management and technology consulting firm. He
                         joined Booz Allen in 1982 and held various management
                         positions, including Chief Operating Officer from 1997
                         to 1999; President, Worldwide Commercial Business from
                         1993 to 1997; and Managing Partner of the firm's
                         Asia/Pacific practice from 1988 to 1993. From 1982 to
                         1988, he consulted with clients in the U.S., Canada,
                         the United Kingdom, and Asia/Pacific.

There is currently a vacancy in this class of directors. The Board of Directors is seeking an appropriate candidate to fill this vacancy.

MEETINGS OF THE BOARD AND ITS COMMITTEES

Software Spectrum's Board of Directors held four meetings during fiscal year 2000 and acted by written consent on two occasions. The Board appoints committees to help carry out its duties. In particular, Board committees work on key issues in greater detail than would be practicable at a full Board meeting. Each committee reviews the results of its meetings with the full Board.

Audit Committee. The Board of Directors of Software Spectrum has an Audit Committee that is currently composed of Mellon C. Baird and Brian N. Dickie. The Audit Committee held four meetings during fiscal 2000. The functions performed by the Audit Committee include:

o making recommendations concerning our company's independent public accountants;

o    reviewing and approving the scope of our company's annual audit plan;

o reviewing internal audit controls, risk management, and the effectiveness of our company's programs for implementing audit recommendations; and

o periodically interviewing our company's independent public accountants in order to analyze the strengths and weaknesses of our financial staff and systems and the adequacy of its internal controls.

Compensation Committee. The Board of Directors of Software Spectrum has a Compensation Committee that is currently composed of Mellon C. Baird and Frank Tindle. The Compensation Committee held two meetings during fiscal year 2000. The functions performed by the Compensation Committee include:

o periodically establishing the compensation paid to our officers and reporting its determinations to the Board of Directors concerning compensation; and

o administering our 1993 Long Term Incentive Plan and 1998 Long Term Incentive Plan.

During the year, each director attended at least 75% of the aggregate of:

o    The total number of meetings held by the Board; and

o    The total number of meetings held by all committees on which he served.

PROPOSAL TWO

ADOPTION OF AMENDMENT NO. 1 TO THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN


In 1992, we adopted the Software Spectrum, Inc. Employee Stock Purchase Plan, which provides for the purchase of our common stock by eligible employees at 85% of the closing price of our stock on the date the shares are purchased, as described below. In 1997, we amended and restated the plan in order to change enrollment periods for employees. As adopted, the maximum number of shares of common stock that were available for purchase by employees under the plan was 165,000. At June 30, 2000, 153,586 shares had been purchased by eligible employees, leaving 11,414 shares of common stock available for purchase, under the plan.

In August 2000, the Board of Directors unanimously approved and recommended for shareholder approval an Amendment No. 1 to the plan that would increase by 150,000 the number of shares of common stock reserved for purchase by eligible employees. The purpose of this amendment is to make additional shares of common stock available for purchase by employees. This amendment will become effective upon shareholder approval. A summary of the plan, as amended by this proposal, is set forth below. This summary is qualified in its entirety by reference to the full text of the plan which we have previously filed with the Securities and Exchange Commission.

The Board of Directors believes that the plan is important as it provides incentives to our current and future employees to participate more actively in the Company by acquiring or increasing their ownership interest in Software Spectrum. The adoption of this amendment has been proposed in order to enable us to continue to provide this type of incentive to our employees and to more closely align employee and shareholder interests.

DESCRIPTION OF THE STOCK PURCHASE PLAN

Scope. The plan authorizes the purchase of common stock by our employees through payroll deductions. The purpose of the plan is to encourage and facilitate the purchase of our common stock by eligible employees and to further identify our employees' interests with those of our other shareholders.

The plan, as amended by this proposal, authorizes the purchase of 315,000 shares of common stock by eligible employees.

Administration. The plan is administered by the Board of Directors.

Eligibility. All employees who have completed six months' employment with Software Spectrum or one of our subsidiaries and whose usual employment is more than twenty hours per week and more than five months per calendar year are eligible to participate in the plan. Employees who own five percent or more of the voting stock of the Company and, for limited periods, certain officers that have previously withdrawn from the plan, may not participate in the plan.

Terms of Offering. Under the plan, there are a series of monthly offerings of our common stock to our participating employees. The exercise date for each offering is the 15th day of the month (or the next following business day). Each offering commences on the first business day following the prior offering's exercise date. On the exercise date, the balance in each participant's stock purchase account will be used (without further action by the participant) to purchase the number of whole shares available for purchase at the exercise price on such date.

The price per share paid by employee participants under the plan is equal to 85% of the fair market value of our common stock on the exercise date. The exercise price is payable through payroll deductions from the participants' compensation. Each participant may spend up to $15,000 to buy our common stock per calendar year during the existence of the plan; provided that payroll deductions under the plan will be limited to 10% of a participant's compensation. The last reported quotation of our common stock on July 14, 2000, as reported by the Nasdaq National Market System, was $15.50 per share.

No participant or his legal representatives, legatees, or distributees is deemed to be the holder of any shares of common stock subject to an offering until the purchase price for the shares has been paid. No payroll deductions credited to a participant's stock purchase account, nor any rights with regard to the exercise of rights to receive shares of common stock under the plan, may be assigned, transferred, pledged, or otherwise disposed of in any way by a participant other than by will or the laws of descent and distribution. Rights under the plan are exercisable during a participant's lifetime only by him, his guardian, or legal representative. Shares may be sold or otherwise transferred by a participant without restriction, provided that he notifies us of any transfer within two years of the exercise date on which the shares were purchased.

Termination of Employment. In the event of a participant's retirement, death, or termination of employment, no payroll deduction will be taken from any compensation due to the participant at such time and any cash in his stock purchase account will be paid to the former employee (or his legatees and distributees, in the event of death).

Amendment and Termination. The Board of Directors may amend, suspend, or terminate the plan or any part of the plan at any time; provided, however, that:

o no amendment may be made without shareholder approval if the amendment would cause the plan to fail to meet the requirements of Section 423 of the Code; and

o no amendment may be made without shareholder approval that would (i) materially increase the number of shares that may be issued pursuant to an option granted under the plan; (ii) materially modify the requirements as to eligibility for participation in the plan; or (iii) materially increase the benefits accruing to participants under the plan.

Federal Income Tax Consequences. We believe that the plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code. As a result, neither the grant to a participant of an option to purchase shares under the plan nor the participant's subsequent purchase of shares will result in the recognition of income to the participant provided that: (i) he is an employee of Software Spectrum or a subsidiary on the exercise date; and (ii) he does not sell or otherwise dispose of the shares purchased under the plan within two years after the date the shares were purchased.

When a participant sells or otherwise disposes of shares after satisfying the holding period requirement, or upon a participant's death while owning shares (whether before or after satisfying the holding period requirement), the participant will recognize ordinary income in an amount equal to the lesser of:
(i) the excess of the fair market value of the shares at the time of the disposition or death over the price paid for the shares; or (ii) the excess of the fair market value on the exercise date over the option price on such exercise date. Any amount realized by the participant in excess of the option price paid for the shares and the ordinary income amount would be taxable as long-term capital gain.

If a participant sells or disposes of shares purchased under the plan before satisfying the holding period requirement, the participant is required to report the sale to us and will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the exercise date over the price paid for the shares. Upon receipt of such a notice from the participant, we will claim a tax deduction for this same amount and at the same time as the income is taxable to the participant. Any difference between the fair market value of the shares on the exercise date and the amount realized on such sale would be subject to long-term or short-term capital gain or loss treatment, depending on the length of time the shares were held. We are not required to deduct any amount by reason of the grant or exercise of options or the disposition of shares.

We are unable to determine the amount of benefits that may be received by participants under the plan, as participation is discretionary with each employee and as disposition of shares acquired under the plan is discretionary with each participant.

The affirmative vote of a majority of the shares entitled to vote on this proposal and represented in person or by proxy is required for approval.

We filed a copy of the plan with the Securities and Exchange Commission with our Annual Report on Form 10-K for the fiscal year ended April 30, 2000.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF AMENDMENT NO. 1 TO THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN.

EXECUTIVE COMPENSATION TABLES

In the table below, we provide you with information about all cash compensation we paid to our Chief Executive Officer and our four other most highly paid executives during the fiscal years ended April 30, 2000, 1999, and 1998.


                      SUMMARY EXECUTIVE COMPENSATION TABLE

                                                                                        LONG TERM
                                                        ANNUAL COMPENSATION            COMPENSATION
                                                   ---------------------------         ------------
                                                                                        SECURITIES        ALL OTHER
                                    FISCAL                                              UNDERLYING       COMPENSATION
       NAME AND POSITION             YEAR          SALARY($)       BONUS($)(1)          OPTIONS(#)          ($)(2)
       -----------------            ------         ---------       -----------         ------------      ------------
Judy C. Odom                         2000           610,000           97,500              25,000             1,025
  Chairman of the Board and          1999           510,000          299,150              25,000             1,330
  Chief Executive Officer            1998           460,000          213,750              25,000               477

Keith R. Coogan                      2000           325,000           85,000              20,000             1,597
  President and                      1999           310,000          167,913              20,000             1,330
  Chief Operating Officer            1998           270,000          122,500              20,000               746

Roger J. King                        2000           260,000           71,408(3)           15,000             1,447
  Executive Vice President of        1999           240,000          100,203              15,000             1,330
  Sales and Marketing and            1998           180,000          112,255              13,000               746
  President of Product Services

Robert D. Graham
  Vice President Strategic           2000           235,000           48,488              10,000             1,678
  Relationships, General             1999           200,000           49,250              10,000                 0
  Counsel and Secretary              1998           170,000           40,000              13,000                 0

James W. Brown                       2000           215,000           43,875               8,000               797
  Vice President and                 1999           175,446           52,587                   0                 0
  Chief Financial Officer            1998(4)         29,212            6,890              10,000                 0

(1) For the 2000 fiscal year, the portion of the bonus payable pursuant to the annual performance pay plan for all executive officers provided for a potential payment of $806,000 to all executive officers as a group, of which $274,000 was paid.

(2) Represents amounts allocated to each officer under Software Spectrum's Savings and Profit Sharing Plan.

(3) Includes $3,750 estimated bonus for the month of April 2000, which will be finalized and paid in August 2000.

(4)  Mr. Brown joined Software Spectrum in February 1998.

                        OPTION GRANTS IN LAST FISCAL YEAR

In the table below, we provide you with information about stock option grants we made during the last fiscal year to our Chief Executive Officer and our four other most highly paid executives.

                                                                                                      Potential Realized
                                                                                                       Value at Assumed
                                                     Individual Grants                               Annual Rates of Stock
                        ------------------------------------------------------------------------      Price Appreciation
                                         % of Total Options                                            for Option Term
                         Options        Granted to Employees       Exercise Price     Expiration     ---------------------
      Name              Granted(#)         in Fiscal Year            ($/share)           Date          5%($)       10%($)
      ----              ----------      --------------------       --------------     ----------     --------    ---------
Judy C. Odom              25,000                13.00%                 $15.75           6/24/05       133,913    303,802
Keith R. Coogan           20,000                10.00%                 $15.75           6/24/05       107,130    243,042
Roger J. King             15,000                 8.00%                 $15.75           6/24/05        80,348    182,281
Robert D. Graham          10,000                 5.00%                 $15.75           6/24/05        53,565    121,521
James W. Brown             8,000                 4.00%                 $15.75           6/24/05        42,852     97,217

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

In the table below, we provide you with information about stock options exercised during the last fiscal year, and the estimated values of unexercised options held at fiscal year-end, by our Chief Executive Officer and our four other most highly paid executives.

                                                              Number of Securities               Value of Unexercised
                                                             Underlying Unexercised              In-the-Money Options
                              Shares                      Options at Fiscal Year-End(#)         At Fiscal Year-End ($)
                           Acquired on        Value       -----------------------------      ----------------------------
      Name                 Exercise(#)      Realized($)    Exercisable    Unexercisable      Exercisable    Unexercisable
      ----                 -----------      -----------   ------------    -------------      -----------    -------------
Judy C. Odom                   0                0            56,000           59,000           233,153        176,592
Keith R. Coogan                0                0            24,000           46,000            80,636        116,644
Roger J. King                  0                0            21,800           34,200            70,447         77,826
Robert D. Graham               0                0             9,800           23,200            41,441         52,008
James W. Brown                 0                0             4,000           14,000             4,752         26,632


MANAGEMENT CONTINUITY AGREEMENTS

We have entered into Management Continuity Agreements with each of our executive officers. The purpose of these agreements is to serve the best interests of Software Spectrum and our shareholders by providing incentives for an executive to render impartial advice and services during a pending takeover, and to be available and render services during at least a crucial four-month transition period following a change of control.

The agreements are entered into prior to a change of control of Software Spectrum, but the terms do not become effective until this change occurs. The agreements provide continued employment for a two-year term equivalent to the terms of employment that existed immediately before the change of control. The terms of employment include position, location, responsibilities, compensation, and benefits.

The executive would become entitled to a specific severance payment if employment is prematurely terminated:

o    by us without "cause";

o    by the executive during the term of the agreement for "good reason"; or

o without any reason during a 60-day "window period" after the first four months.

The agreements renew annually, but before a change of control occurs or is contemplated, we have the ability to terminate the agreements once each year by giving at least 60-days advance written notice to the executive.

The agreements, subject to certain exceptions, define a change of control to encompass any of the following events:

o    the acquisition of 50% or more of our stock by a person or group;

o a change in a majority of our Board of Directors (other than a change approved by the incumbent board);

o    approval by our shareholders of a reorganization, merger, or consolidation;
     or

o approval by our shareholders of a liquidation or dissolution or sale of all or substantially all of our assets.

Exceptions to the change of control definition include, but are not limited to:

o    acquisitions of our stock by us or by employee benefit plans;

o    acquisitions of our stock directly from us; and

o    transactions in which our existing shareholders maintain effective control.

The management continuity agreements permit an executive to collect severance benefits following a change of control, if the executive terminates employment:

o    for good reason;

o without any reason, but during a 60-day window period beginning four months after a change of control; or

o    if employment of the executive is terminated by the employer without cause.

Good reason is defined in the agreements generally to include reductions in compensation or benefits, reduction of duties, and any material relocation.

Cause is defined as a material breach of obligations of employment not cured after notice has been provided or a conviction for a felony involving moral turpitude.

Additionally, the agreements provide incentive for an executive to remain with Software Spectrum for a full year after a change of control through a special bonus provision. Because of our quarterly bonus system, the agreements provide that periodic quarterly bonuses will be defined as part of the executive's base salary as if all requirements for earning the bonus had been met.

The executive will receive 1.5 times his or her annual base salary and bonus if:

o the executive remains employed with Software Spectrum for four months after a change of control and then chooses to leave during a 60-day window period;

o the executive is terminated other than for cause during a period of two years after a change of control; or

o the executive leaves for good reason (such as a reduction in salary or position) during the period of two years after a change of control.

If the executive stays employed by Software Spectrum through the first anniversary of a change of control (with continued employment agreement protection for one additional year), the executive would receive a financial bonus equal to the executive's annual base salary and bonus (payable whether or not employment is later terminated).

If the executive is terminated because of a disability during a period of two years after a change of control, the executive would receive the greater of:

o    1.5 times the executive's annual base salary and bonus; or

o    any disability benefits then provided by Software Spectrum.

If the executive dies during employment during a period of two years after a change of control, the executive's estate would receive the greater of:

o    1.5 times the executive's annual base salary and bonus; or

o    any death benefits then provided by Software Spectrum.

The executive would receive no severance benefits if the executive were terminated by Software Spectrum for cause during a period of two years after a change of control. The agreements provide that an executive will be reimbursed for any legal expenses incurred in litigating rights under the agreements regardless of whether the litigation is successful.

COMPENSATION OF DIRECTORS

We pay each outside director an annual retainer of $20,000, payable in quarterly installments, for service as a member of our Board of Directors. Under the Non-Employee Directors' Retainer Stock Plan, the outside directors may choose to receive all or part of their annual retainer fees in the form of our common stock or defer receipt of part of their fees and have the deferred amounts treated as if invested in our common stock.

We also pay each outside director a fee of $1,000 for each Board Meeting they attend, and $800 for each committee meeting attended.

In addition, we grant each outside director options to purchase 2,000 shares of our common stock for each year of service. These options are exercisable at the fair market value of our common stock on the date of grant and are granted under the 1993 Long Term Incentive Plan. We reimburse our outside directors for travel expenses they incur to attend meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Frank Tindle, who serves as a member of the Compensation Committee of our Board of Directors, served as Vice President of Software Spectrum from 1983 through April 1, 1992.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Under Section 16(a) of the Securities Exchange Act of 1934, our directors, executive officers, and persons who own more than 10% of our stock are required to file reports of ownership and changes in ownership with the SEC. Executive officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

After review of the copies of these reports furnished to us and written representations that no other reports were required, we believe that all of our executive officers, directors, and greater than 10% beneficial owners observed all Section 16(a) filing requirements applicable to them during the fiscal year ended April 30, 2000.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Our Compensation Committee establishes salary levels and performance pay plans for executive officers and reports its determination to the Board of Directors. Our Compensation Committee also administers our stock-based incentive plans and determines grants under these plans for all employees, including executive officers.

Compensation Philosophy

The compensation philosophy for executive officers generally conforms to our compensation philosophy for all management level employees. Our compensation is designed to:

o provide compensation comparable to what is offered by companies with similar businesses or of similar size, allowing us to successfully attract and retain the employees we need to achieve long-term success;

o provide compensation that relates to the performance of the individual and differentiates based upon individual performance;

o provide incentive compensation that varies directly with both our performance and the individual's contribution to that performance.

o provide an appropriate connection between compensation and the creation of shareholder value through awards tied to our performance and through facilitating employee stock ownership.

The following is a report submitted by our Compensation Committee addressing our compensation policies as they relate to the executive officers for the 2000 fiscal year.

In setting compensation for executive officers, we as a committee consider the relationship between executive pay and enhancing shareholder value, as well as the need to motivate and retain key employees. We also operate within Software Spectrum's overall philosophy, which stresses teamwork, fairness, and the overall emphasis on cost control, which includes compensation expense.

To achieve our basic compensation goals, we set annual compensation for executive officers, including base salary, discretionary quarterly performance pay plans for all executive officers except for the Chief Executive Officer, and an annual performance pay plan for all executive officers. As a committee, we receive recommendations from the Chief Executive Officer on base salary, performance pay plans, and grants under our stock option plans for all executive officers other than the Chief Executive Officer.

In setting executive compensation, we consider the salaries and other benefits, including stock-based incentive grants, of executive officers in similar companies according to independent market data. As a committee, we believe that an executive's personal performance should be appropriately weighted with Software Spectrum's financial performance in determining the executive's compensation. As a result, annual performance pay plans are significant components of the overall compensation of each of our executives.

Discretionary Quarterly Performance Pay Plan

This plan includes all executive officers except the Chief Executive Officer and measures the executive's ability to achieve certain goals during each quarter of Software Spectrum's fiscal year. These goals are set and evaluated for each executive by either the Chief Executive Officer, President, or Executive Vice President. Additionally, those executives who are responsible for sales and operating units participate in a quarterly performance pay plan that is based on attaining specified profitability goals for their specific business segment and Software Spectrum as a whole.

Annual Performance Pay Plan

This plan includes all executive officers as well as the Chief Executive Officer and consists of the following two components:

o An individual performance component for each officer is weighted towards a subjective evaluation of each officer's performance. This evaluation is completed by us as a committee, with input and advice from the Chief Executive Officer for all executive officers except the Chief Executive Officer. This component measures various criteria, including the performance of those departments under the management of the officer and effective implementation and achievement of strategic goals.

o An overall financial performance component is calculated by comparing our financial results for the year with internally established financial goals.

As a committee, we set the financial goals by taking into consideration the following:

     o    Software Spectrum's prior financial performance;

     o    current established financial objectives;

     o the performance of other companies within Software Spectrum's industry;

     o    recommendations from the Chief Executive Officer;

     o    Software Spectrum's net earnings;

     o    Software Spectrum's earnings per share; and

     o    Software Spectrum's revenue growth.

At least 50% of the total incentive compensation available under the annual performance pay plan for the 2000 fiscal year was tied to Software Spectrum's financial performance and growth. For the 2000 fiscal year, Software Spectrum did not achieve all of the financial performance and growth goals, however we considered the overall improvement in Software Spectrum's operations in determining the amount to be paid under the incentive compensation portion of the plan.

For the 2000 fiscal year, the annual performance pay plan for all executives provided for a potential payment of $806,000 to all executives as a group, of which we paid $274,000, or 34%.

As a committee, we believe that incentives based upon Software Spectrum's stock performance are an important component of each executive officer's overall compensation package. We also believe that the number of stock options granted to each officer should be determined by a subjective evaluation of each executive officer's ability to influence Software Spectrum's long-term growth and profitability as well as data obtained from independent sources. During fiscal 2000, we recommended and we granted options to the executive officers as set forth in the Executive Compensation Table that appears earlier in this document. Because the value of an option ties directly to our stock price, we believe as a committee that option grants are an effective incentive for executive officers to create value for our shareholders.

Mellon C. Baird and Frank Tindle

STOCK PERFORMANCE GRAPH

The following graph shows how an initial investment of $100 in our common stock on March 31, 1995 would have compared to an equal investment in the Nasdaq National Market (U.S. Companies) and an index of stocks listed on the Nasdaq National Market under Standard Industrial Code ("SIC") 504, which is a broad index prepared by the University of Chicago's Center for Research in Security Prices that includes companies in the computer, computer peripheral, and computer software industries. The graph assumes that any dividends are reinvested.



                                    [GRAPH]



------------------------------------------------------------------------------------------------------------------
                                      3/31/95      3/31/96      4/30/97      4/30/98      4/30/99      4/30/00
------------------------------------------------------------------------------------------------------------------
Software Spectrum, Inc.                100.0        120.9         82.1        101.5         71.6        108.6
------------------------------------------------------------------------------------------------------------------
Nasdaq National Market - (U.S.)        100.0        135.8        155.7        232.7        319.2        483.9
------------------------------------------------------------------------------------------------------------------
Nasdaq Stocks - SIC 504                100.0        124.6        100.8        146.9        107.4        123.0
------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION

ANNUAL REPORT

Our Annual Report to Shareholders is enclosed with this proxy statement. We will also send you, at no charge, a copy of the Software Spectrum Annual Report on Form 10-K for the fiscal year ended April 30, 2000 and/or any other document which we refer to in this proxy statement, if requested in writing by a person who was a shareholder (of record or beneficially) at the close of business on August 4, 2000. You should send your request to our Corporate Secretary at the address listed under Questions on this page.

HOW WE SOLICIT PROXIES

In addition to this mailing, our employees, directors, officers, or other authorized designees may solicit proxies personally, electronically, or by telephone. We pay the costs of soliciting the proxies. We also reimburse banking institutions, brokers, custodians, trustees, nominees, and fiduciaries for expenses incurred in sending these materials to you and getting your instructions.

SHAREHOLDERS' PROPOSALS

The deadline for shareholder proposals for next year's Annual Meeting is April 20, 2001. These proposals must be received at our principal executive office by the deadline in order to be considered for inclusion in the proxy statement and form of proxy. These proposals must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission.


CERTIFIED PUBLIC ACCOUNTANTS

The firm of Grant Thornton LLP, independent auditors, has served as our auditors for the fiscal year ended April 30, 2000 and will serve in that capacity for the current fiscal year which will end on April 30, 2001. A representative of Grant Thornton is expected to be present at our Annual Meeting to respond to appropriate questions and to make a statement if desired.

QUESTIONS

If you have questions or need more information about the Annual Meeting, you may write to:

         Corporate Secretary
         Software Spectrum, Inc.
         2140 Merritt Drive
         Garland, Texas  75041

Or call us at (972) 840-6600 and ask for Investor Relations.

For additional information regarding Software Spectrum, we also invite you to visit our Internet site at www.softwarespectrum.com.




By Order of the Board of Directors,

ROBERT D. GRAHAM
Secretary

Garland, Texas
August 16, 2000


WE URGE YOU TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD.

                                   APPENDIX A

                             AMENDMENT NO. 1 TO THE
                             SOFTWARE SPECTRUM, INC.
                AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN


         WHEREAS, Software Spectrum, Inc. (the "Company") has heretofore adopted the Software Spectrum, Inc. Amended and Restated Employee Stock Purchase Plan (the "ESPP"); and

         WHEREAS, the ESPP provides for the purchase of up to 165,000 shares of the Company's common stock by certain qualified employees of the Company; and

         WHEREAS, pursuant to those provisions of the ESPP permitting the Board of Directors of the Company to amend the ESPP from time to time, the Company desires to amend the ESPP to increase the shares available for purchase thereunder by 150,000, for an aggregate of 315,000 shares to be available for purchase thereunder;

         NOW, THEREFORE, effective as of August 4, 2000, the Plan is hereby amended as follows:

                                      FIRST

         The first sentence of Section 4.1 of the ESPP is hereby amended to read in its entirety as follows:

The number of Shares for which Options may be granted under the Plan shall be 315,000.


The remaining provisions of the ESPP shall remain in full force and effect and shall not be impacted by this Amendment.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                            SOFTWARE SPECTRUM, INC.

              ANNUAL MEETING OF SHAREHOLDERS - SEPTEMBER 21, 2000

         The undersigned hereby appoints Judy C. Odom and Robert D. Graham and each of them with full power of substitution, attorneys, agents and proxies of the undersigned to vote as directed below the shares of stock which the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Shareholders of Software Spectrum, Inc. (the "Company") to be held at the offices of the Company, 2140 Merritt Drive, Garland, Texas, Thursday, September 21, 2000 at 10:00 a.m. Central time, and at any adjournment or adjournments thereof. If more than one of the above attorneys shall be present in person or by substitution at such meeting or at any adjournment thereof, both of said attorneys so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such shares of stock and hereby ratifies and confirms all that said attorneys, their substitutes, or any of them, may lawfully do by virtue hereof.



------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.                Please mark
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2.                                   your vote as  [X]
                                                                                                                   indicated in
                                                                                                                   this example


1. Election of Directors                             Nominees: Judy C. Odom, Frank Tindle

       FOR nominees              WITHHOLD            (Instruction: To withhold authority to vote for any individual nominee, write
   listed to the right           AUTHORITY           that nominee's name on the space provided below.)
                          to vote for all nominees
                             listed to the right
                                                     ------------------------------------------------------------------------------
          [ ]                      [  ]

2. To approve the adoption of Amendment No. 1 to the Company's
   Amended and Restated Employee Stock Purchase Plan.

          FOR       AGAINST        ABSTAIN
          [ ]         [ ]            [ ]

3. In their discretion on such other matters as may properly come before the meeting.


                                                                                 Signature(s):
                                                                                              -------------------------------------

                                                                                              -------------------------------------

                                                                                 Date Signed: -------------------------------------

                                                                                 Please sign exactly as your name appears on this
                                                                                 proxy. If your stock is jointly owned, both parties
                                                                                 must sign. Fiduciaries and representatives should
                                                                                 so indicate when signing, and when more than one is
                                                                                 named, a majority should sign. If signed by a
                                                                                 corporation, its seal should be affixed.

                                                                                 PLEASE DATE, SIGN AND RETURN THIS PROXY
                                                                                  PROMPTLY IN THE ENCLOSED ENVELOPE. NO
                                                                                            POSTAGE IS REQUIRED.

------------------------------------------------------------------------------------------------------------------------------------
                                                      o FOLD AND DETACH HERE o